EATON VANCE NATIONAL MUNICIPAL INCOME FUND

Supplement to
Prospectus dated February 1, 2015 and
Summary Prospectus dated February 1, 2015

Effective July 31, 2015, the Fund will be managed by Craig R. Brandon. Thomas M. Metzold, a current portfolio manager, will be retiring from the Eaton Vance organization on July 31, 2015.

June 17, 2015

18837 6.17.15